                                                                   EXHIBIT 10.33


                                    L E A S E
                                    ---------

                     560 OAK STREET, BROCKTON, MASSACHUSETTS

                       Tenant: Maxwell Shoe Company, Inc.



                                TABLE OF CONTENTS

1. LEASE INFORMATION AND DEFINITIONS .........................................1
1.1. LEASE INFORMATION .......................................................1
1.2. EXHIBITS ................................................................2
1.3. GENERAL DEFINITIONS .....................................................2

2. LEASE OF PREMISES .........................................................3
2.1. AGREEMENT TO LEASE ......................................................3
2.2. PREMISES, EXCEPTIONS AND APPURTENANCES ..................................3
2.3. RESERVATIONS ............................................................3
2.4. EXPANSION PREMISES ......................................................4
2.5. CONDITION ...............................................................4

3. TERM AND COMMENCEMENT .....................................................4
3.1. TERM ....................................................................4
3.2. OPTIONS TO EXTEND THE TERM ..............................................4
3.3. ACCELERATED COMMENCEMENT ................................................5

4. RENT.......................................................................6
4.1. FIXED RENT ..............................................................6
4.2. PAYMENT OF FIXED RENT ...................................................6
4.3. PAYMENT OF RENT .........................................................6

5. ADDITIONAL RENT ...........................................................6
5.1. TAXES ...................................................................6
5.2. OPERATING COSTS .........................................................7
5.3. OTHER ADDITIONAL RENT ...................................................8

6. CONDITION OF THE PREMISES .................................................9
6.1. CONDITION ...............................................................9

7. COVENANTS .................................................................9
7.1. COVENANTS ...............................................................9

8. USE OF LEASED PREMISES ...................................................10
8.1. PERMITTED USE ..........................................................10
8.2. USE COVENANTS ..........................................................10
8.3. ACCESS TO PREMISES .....................................................11
8.4. SIGNS ..................................................................11

9. MAINTENANCE, ALTERATIONS AND REMOVAL .....................................11
0.1. MAINTENANCE ............................................................12
9.3. REMOVAL ................................................................13

10. UTILITY SERVICES ........................................................14
10.1. SEPARATE UTILITIES ....................................................14
10.2. SERVICES ..............................................................14


10.3. PAYMENT FOR SERVICES ..................................................14
10.4. USE OF SERVICES .......................................................14
10.5. MEASUREMENT OF USAGE ..................................................15
10.6. NO LIABILITY ..........................................................15

11. LIABILITY AND INSURANCE .................................................15
11.1. LIABILITY .............................................................15
11.2. INSURANCE .............................................................15
11.3. WAIVER OF SUBROGATION .................................................16

12. ASSIGNMENT OR SUBLETTING ................................................16
12.1. RESTRICTION ...........................................................16
12.2. TRANSFERS OF INTERESTS ................................................17
12.3. REIMBURSEMENT OF COSTS ................................................17
12.4. AGREEMENT OF ASSIGNEE/SUBTENANT .......................................17
12.5. LIABILITY OF TENANT ...................................................17
12.6. EXCESS RENT ...........................................................18

13. MORTGAGES ...............................................................18
13.1. SUBORDINATION .........................................................18
13.2. MORTGAGEE'S ELECTION ..................................................18
13.3. ASSIGNMENT OF LEASES AND RENTS ........................................19

14. STATUS REPORTS ..........................................................19
14.1. ESTOPPEL CERTIFICATE ..................................................19

15. DAMAGE BY CASUALTY ......................................................19
15.1. CASUALTY ..............................................................19
15.2. TERMINATION ...........................................................20
15.3. TENANT'S OBLIGATION ...................................................20
15.4. ABATEMENT .............................................................20

16. EMINENT DOMAIN ..........................................................21
16.1. TAKING ................................................................21
16.2. TERMINATION ...........................................................21
16.3. OBLIGATION TO RESTORE .................................................21
16.4. ABATEMENT .............................................................21
16.5. AWARDS ................................................................21

17. DEFAULT .................................................................22
17.1. EVENT OF DEFAULT ......................................................22
17.2. TERMINATION ...........................................................22
17.3. REMEDIES ..............................................................23
17.4. SELF-HELP .............................................................24
17.5. LANDLORD'S DEFAULT ....................................................25

18. NOTICES .................................................................25
18.1. NOTICES ...............................................................25
18.2. NOTICES TO MORTGAGEE. AZARDS ..........................................26

19. ENVIRONMENTAL HAZARDS....................................................26
19.1. OBLIGATIONS ...........................................................26
19.2. INDEMNIFICATION .......................................................26
19.3. PROVISIONS ............................................................26

20. MISCELLANEOUS PROVISIONS ................................................27
20.1. CONSENTSIWAIVERS ......................................................27


20.2. DISPUTED PAYMENTS .....................................................27
20.3. FORCE MAJEUR ..........................................................28
20.4. QUIET ENJOYMENT .......................................................28
20.5. HOLDING OVER . ........................................................28
20.6. VACATING ..............................................................28
20.7. LATE PAYMENTS .........................................................28
20.8. WAIVER OF COUNTERCLAIMS ...............................................28
20.9. CONSENTS ..............................................................29
20.10. BINDING EFFECT; PARTIES; LANDLORD LIABILITY . ........................29
20.11. NOTICE OF LEASE . ....................................................29
20.12. BROKERS . ............................................................30
20.13. GENERAL PROVISIONS.

                                   L E A S E
                                   ---------

This Lease entered into by and between Landlord (as defined in Section 1, together with its successors and assigns) and Tenant (as defined in Section 1, together with its successors and permitted assigns).

1.   LEASE INFORMATION AND DEFINITIONS
--   ---------------------------------

1.1.  LEASE INFORMATION.

For the purposes of this Lease, the following terms shall have the meanings set forth below, unless the context otherwise requires:

"Lease Date":                                   , 1997.
                           _____________________

"Landlord":                John H. Finley, 111, as Trustee of Brockton Oak Real
                           Estate Trust

"Landlord's Address":      c/o Creative Development Company
                           77 Franklin Street
                           Boston, MA 021 10

"Tenant":                  Maxwell Shoe Company, Inc.
                           a Delaware corporation

"Tenant's Address":        101 Sprague Street Boston, MA 02131
                           Boston, MA  02131

"Tenant's Trade Name":     Maxwell Shoe Company

"Premises":                Approximately 215,000 square feet of space in the
                           Building (as defined in Section 1.3), which Building is located at 560 Oak Street in Brockton, Massachusetts. The Premises are located substantially as outlined on the plan attached hereto as Exhibit A.

"Commencement Date":       February 1, 2001.

"Term":                    Six (6) years, expiring January 31, 2007.

"Annual Fixed Re':         Lease           Annual         Monthly
                           Year          Fixed Rent     Installments
                           ----          ----------     ------------
                           1-6            $600,000        $50,000

"Permitted Use":           Warehouse use.

"Insurance Amounts':       $3,000,000 for injury to persons and for damage to
                           property.

"Premises Rentable Are":   215,000 square feet.

"Building Rentable Area":  445,000square feet.

"Broker":                  Whittier Partners

"Option Periods":          Two (2) 5-year options

1.2.  EXHIBITS.

The following Exhibits, Riders and Addenda are attached to this Lease and are incorporated herein by reference:

Exhibit A   Plan of Premises
---------

Exhibit B   Plan of Expansion Premises
---------

1.3.  GENERAL DEFINITIONS.

For the purposes of this Lease, the following terms shall have the meanings set forth below, unless the context otherwise requires:

      "Alterations": Any and all alterations, installations, improvements,
       -----------
additions or other physical changes in or about the Premises, whether interior, exterior, structural, nonstructural or otherwise.

"Applicable Law": All laws now or hereafter in effect and applicable with respect to the matter referred to herein, including all applicable constitutional provisions, statutes, ordinances, codes, by-laws, regulations, rulings, decisions, rules, orders, determinations and requirements of any Federal, State, county, local or other legislative, executive, judicial or other governmental body or authority.

      "Approvals": All governmental or private approvals and authorizations of
       ---------
any nature, including all permits, licenses, orders, variances, and the like.

      "Building": The building in which the Premises are located.
       --------

      "Common Facilities": The portions of the Building and the Land which are
       -----------------
reasonably necessary for access to and the use and enjoyment of the Premises (except the interior of the Premises and of other rentable portions of the Building) and which are designated as such from time to time by the Landlord; the Common Facilities may include: common entranceways, hallways, stairways, elevators and lobbies, common toilets, common loading docks, and common walkways, exterior spaces, parking areas and landscaped areas.

      "Default Interest Rate": An interest rate equal to the greater of (i) 1%
       ---------------------
per month or (ii) 500 basis points above the base lending rate (prime rate) announced from time to time by The Bank of Boston, N.A., but in no event shall the Default Interest Rate be greater than that permitted by Applicable Law.

      "Including": Including without limitation.
       ---------

      "Land": The parcel of land on which the Building is located.
       ----

      "Lease Year": Each successive twelve-month period included in whole or in
       ----------
part in the Term of this Lease; the first Lease Year beginning on the Commencement Date and ending at midnight on the day before the first anniversary of the Commencement Date (provided that if the Commencement Date is not the first day of a calendar month, the first Lease Year shall end at midnight on the last day of the calendar month that includes the first anniversary of the Commencement Date).

      "Mortgage": Any real estate mortgage, ground lease, deed of trust or any
       --------
other security agreement or indenture affecting the Premises, Building or Property.

      "Mortgagee": The holder of any Mortgage.
       ---------

      "Property": The Land and the Building and all other buildings and improvements on the Land.

      "Tenant's Agents": Tenant's subtenants, licensees and concessionaires; the
       ---------------
employees, agents, contractors, subcontractors, suppliers, transporters, licensees, invitees, guests or customers of Tenant or of Tenant's subtenants, licensees or concessionaires; and anyone else claiming by, through or under Tenant.

      "Tenant's Share": The amount of a respective item multiplied by a
       --------------
fraction, the numerator of which is the Premises Rentable Area and the denominator of which is the Building Rentable Area.

      "Unavoidable Delays": Delays caused by strikes, lockouts, labor
       ------------------
difficulties, inability to obtain labor or materials, government restrictions, sabotage, riots, civil commotion, enemy action, explosions, fire, unavoidable casualty, accidents, acts of God or similar causes beyond the reasonable control of Landlord.

2.    LEASE OF PREMISES
--    -----------------

2.1.  AGREEMENT TO LEASE.

In consideration of the rents and covenants contained herein to be paid, performed and observed by Tenant, the Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord, subject to the terms and provisions hereinafter set forth, the Premises.

2.2.  PREMISES, EXCEPTIONS AND APPURTENANCES.

      2.2.1. Excepted and excluded from the Premises are: (i) the ceiling, floor, perimeter walls and exterior walls and windows (except the interior surfaces and coverings thereof); and (ii) any space in the Premises used for pipes, ducts, wires, meters, vents, flues, conduits, utility lines, fan rooms, shafts, stacks, utility closets, janitor closets, stairways and elevator wells and not serving the Premises exclusively.

      2.2.2. Included as appurtenant to the Premises are the non-exclusive right to use, in common with others lawfully entitled thereto and in connection only with business in the Building: (i) the Common Facilities, but only for the purposes for which such Common Facilities (and portions thereof) shall have been designated by Landlord; and (ii) the pipes, ducts, wires, meters, vents, flues, conduits and utility lines serving the Premises. Such rights shall always be subject to reasonable rules and regulations from time to time established by Landlord and to the right of Landlord to designate and change from time to time the Common Facilities.

     2.2.3. The Premises are leased subject to existing encumbrances of record, if any.

2.3.  RESERVATIONS.

The Landlord reserves the right (without thereby assuming the obligation): to install, maintain, use, repair, replace and relocate, within or without the Premises, pipes, ducts, wires, meters, vents, flues, conduits, utility lines and other equipment which now are, or hereafter may be, in the reasonable judgment of the Landlord, reasonably required to be in the Premises or the Building to service the Premises or other parts of the Building; to change the size, type and shape of any and all buildings on the Land; to alter, reduce, increase and relocate all parking areas, driveways and walkways, from time to time, provided same does not impair Tenant's reasonable use of the Premises; and to make additions to the Building and erect additional buildings and structures on the Land. Should Landlord make additions to the Building or reconfigure the Building, the Building Rentable Area shall be appropriately increased or decreased by Landlord.

2.4.  EXPANSION PREMISES.

On or prior to February 1, 2000, Landlord shall notify Tenant in writing of the availability of the portion of the Building currently subleased to Apron's Unlimited, Inc. (New England Sports) and consisting of 175,000 square feet of rentable floor area (the "Expansion Premises"). Tenant shall have the option, to be exercised by written notice to Landlord on or prior to March 1, 2000, to lease the Expansion Premises. If Tenant so elects to lease the Expansion Premises, such space shall be leased upon the same terms and conditions contained in this Lease and shall be and become part of the Premises hereunder, including without limitation with respect to the payment of additional rent, the Term of this Lease and the extensions thereof, and the leasing of such space in its "as is" condition as of the Commencement Date, except that the Annual Fixed Rent for the Expansion Premises during the Term shall be $525,000, and Tenant's Share hereunder shall be recalculated based upon the combined area of the original Premises and the Expansion Premises. If Tenant fails to deliver written notice to Landlord exercising its option by March 1, 2000 (or if Landlord shall fail to notify Tenant by February 1, 2000, by the date 30 days after the date of Landlord's notice), the option granted hereunder shall be deemed waived for all purposes, and Landlord may lease the Expansion Premises to any party and upon any terms free of any rights of Tenant. If Tenant shall exercise the option, Landlord and Tenant agree to execute an amendment to this Lease so adding the Expansion Premises to the Premises.

2.5.  CONDITION.

This Lease is conditioned on the execution by Tenant of a sublease (the "Sublease") of the Premises with the current lessee, now known as Macy's East, Inc. ("Macy's"), and Landlord's consent to same. If such condition is not satisfied, Tenant may terminate this Lease by giving written notice thereof to the Landlord. Such right to terminate shall be of no further force and effect if not exercised within 6 months after the Lease Date.

3.    TERM AND COMMENCEMENT
--    ---------------------

3.1.  TERM.

To have and to hold the Premises for the Term (also referred to as the "original Term") beginning on the Commencement Date and expiring at midnight on the last day of the Term, unless sooner terminated as hereinafter provided.

3.2.  OPTIONS TO EXTEND THE TERM.

      3.2.1. The Tenant shall have the option to extend the Term of this Lease for the Option Periods (the "extension Terms"), provided that: (i) Tenant is not in default (subject to notice and cure periods) under any of the terms and conditions of this Lease at the time it elects to exercise each such option or at the commencement of each such extension Term; and (ii) Tenant has given Landlord written notice of its election to extend the Tenn no later than 12 months prior to the expiration date of the original Term (as it may have been previously., extended). In the event that Tenant %,hall so extend the Tenn, such extension shall be upon the same terms and conditions as set forth in this Lease, except: (i) after the exercise of the second extension, no further right to extend shall be deemed to be included; and (ii) the Annual Fixed Rent payable hereunder during the extension Terms shall be adjusted in accordance with the provisions of Section 3.2.2 below. Should Tenant so extend the Term of this Lease, the term "Tenn" as used herein shall mean the original Term together with the extension Tenn.

      3.2.2. The Annual Fixed Rent payable by the Tenant during each extension Term (if Tenant exercises its option to extend the Term), shall be as follows:
              (a) The Annual Fixed Rent during the first extension Term shall equal the Annual Fixed Rent payable during the last Lease Year of the original Term, increased by the CPI Increase (as defined below) from the Commencement Date to the last day of the original Term.

              (b) The Annual Fixed Rent during the second extension Term shall equal the Annual Fixed Rent payable during the last Lease Year of the first extension Term, increased by CPI Increase from the first day of the first extension Term to the last day of the first extension Term.

The "CPI Increase" shall be determined by calculating the percentage of increase in the Price Index (as defined below), between the Price Index published next prior to the first date of calculation and the Price Index published next prior to the last date of calculation, and the Annual Fixed Rent shall be increased by the percentage amount of such increase, provided in no event will the CPI Increase for any extension Term be less than 0% or be more than 20%.

The term "Price Index", as used in this Lease, means the Consumer Price Index for all Urban Consumers (CPI-U): U.S. City Average, All Items (1982-84=100), published by the Bureau of Labor Statistics, U.S. Department of Labor. If any expenditure groups, items, or components used to compute the Price Index are added, deleted, or otherwise changed, or if the weights assigned to any spending categories are materially altered, or if the Price Index population is materially changed, or if the Price Index is calculated with respect to a different base year, or if the Bureau of Labor Statistics should otherwise cease to publish such Price Index in its present form and calculated on the present basis, then Landlord shall appropriately adjust the Price Index or designate a comparable index or designate an index reflecting changes in the cost of living determined in a similar manner or, by substitution, combination or weighting of available indices, expenditure groups, items, components or population, establish such a substituted Price Index.

     3.2.3. During the extension Term, Tenant shall continue to pay all additional rent and other payments as provided in this Lease.

3.3.  ACCELERATED COMMENCEMENT.

If , after the satisfaction of the condition contained in Section 2.5 and prior to the Commencement Date, the current lease (the "Macy's Lease") between Landlord and Macy's shall terminate, then the Term of this Lease shall commence as of the date of the termination of the Macy's Lease, with the Term nonetheless continuing to expire on January 31, 2001, and during the period from such early commencement of the Tenn and until the originally scheduled Commencement Date (February 1, 2001), this Lease, and all of the terms and provisions thereof, shall be in full force and effect, except that the Annual Fixed Rent payable by Tenant during such period shall equal the annual fixed rent payable to Macy's under the Sublease.

4.    RENT
--    ----

4.1.  FIXED RENT.

Fixed rent ("Fixed Rent") shall be payable by Tenant during each Lease Year of the original Term hereof in the annual amount of the Annual Fixed Rent.

4.2.  PAYMENT OF FIXED RENT

      4.2.1. Tenant's obligation to pay the Fixed Rent shall commence on the Commencement Date.

      4.2.2. All Fixed Rent shall be payable in advance in equal monthly installments due on the first day of each calendar month during the Term hereof, without offset or deduction and without previous demand therefor. Fixed Rent for the first calendar month of the Term shall be payable on or prior to the Commencement Date. Fixed Rent for any partial calendar month at the commencement or expiration of the Tenn hereof shall be pro-rated on a per them basis at the Fixed Rent applicable to such month(s). If the first Lease Year is longer than one year, Fixed Rent for such Lease Year shall be increased proportionately to the greater length of such Lease Year.

4.3.  PAYMENT OF RENT.

      4.3.1. All payments of Fixed Rent, additional rent or other amounts due under any provision of this Lease shall be made payable to the Landlord and made at Landlord's Address or such other payee and/or address as Landlord may designate in writing from time to time.

      4.3.2. All amounts payable by Tenant to Landlord hereunder, including Fixed Rent, additional rent and all other payments and charges, and all amounts payable to third parties and required to be paid by Tenant hereunder, shall be deemed rent hereunder; and all provisions governing the payment of rent, and all remedies applicable to the nonpayment of rent shall be applicable thereto.

      4.3.3. Notwithstanding the fact that the amounts of Fixed Rent set forth in this Section 4 were or may have been determined with reference to the floor area of the Premises, said amounts set forth above are stipulated to be the amounts of Fixed Rent due hereunder, whether or not the actual floor area of the Premises is in fact actually more or less than the floor area figures used to determine said Fixed Rent.

5.    ADDITIONAL RENT
--    ---------------

5.1.  TAXES.

      5.1.1. The Tenant shall pay to Landlord, as additional rent hereunder, during the Term and any extension thereof- (i) Tenant's Share of the Taxes (as defined below); and (ii) 100% of any portion of the Taxes attributable to any Alterations made by the Tenant or to any of Tenant's property. Such additional rent for any partial Tax Year (as defined below) at the commencement or expiration of the Term shall be pro-rated on a per them basis.

      5.1.2. The Tenant shall pay such additional rent to the Landlord within 10 days of billing therefor. Such billing may, without limitation, be coordinated with the due dates of installment payments required by the taxing itithority.

      5.1.3. The following terms as used herein shall have the meanings set forth below:

              "Tax Year": The taxing authority's fiscal year, currently the period commencing on July I of a year and ending on June 30 of the following year.to managing agents and for legal, accounting or other professional fees relating to the Operation of the Property.

              (d) Costs of and charges for all electrical, water, sewer, gas, oil, telephone, alarm or other utility service to the Common Facilities, and for such service to the Premises or to any rentable portions of the Building, including all costs as provided in Section 10 hereof.

              (e) Costs relating to the Operation of heating, ventilating, air conditioning, sprinkler and elevator systems, and water lines, electrical lines, gas lines, sanitary sewer lines and storm water lines located on the Premises, Building or Land.

              (f) Costs in connection with the Operation of the exterior portions of the Property, including: landscaping (including planting and replanting); parking (including cleaning, repaving and restriping); the exterior and roof of the Building; signs and lighting; storage, collection and removal of trash, rubbish, garbage and other refuse; and snow and ice removal.

              (g) Costs of all the premiums for all insurance carried by Landlord on the Property (including insurance on the Building, the Common Facilities and the Land), including all costs as provided in Section I I hereof. Such insurance shall include, without limitation, any of the following insurance carried by Landlord: fire, extended coverage and all risk insurance, flood insurance, rental value insurance, bodily injury, public liability, and property damage liability insurance, automobile parking lot liability insurance, sign insurance, sprinkler insurance, boiler insurance and workers' compensation insurance; all with limits and on such forms and with such companies and against such risks as may be reasonably determined by Landlord or as may be required by the holder of any Mortgage on all or any portion of the Property.

              (h) Personal property, sales and use taxes on material, equipment, supplies and services; the costs of all permits and licenses; and fees for fire, security and police protection.

              (i) All other expenses (whether or not similar in type to the costs specifically enumerated above) incurred in connection with the Operation of the Common Facilities.

Operating Costs shall not include: (i) Structural Repairs (as defined in Section 9.1.2); (ii) costs, if any, associated with the maintenance of vacant leasable space in the Building; (iii) costs associated with renting vacant leasable space in the Building; and (iv) legal fees arising out of tenant disputes or from the sale or refinancing of the Property.

5.3.  OTHER ADDITIONAL RENT.

      5.3.1. This is, and is intended to be, a NET LEASE. Except as expressly otherwise provided: for herein all costs and expenses paid or incurred by Landlord of any kind or nature whatsoever in maintaining and/or repairing the Premises or the Building or the Land or any additions to the Building, or any other buildings or structures on the Land (other than costs of maintaining or repairing the interior of space leased to others or available for lease to others) shall be included in determining the costs of which Tenant is obligated to pay a proportionate share as provided herein.

6.    CONDITION OF THE PREMISES
--    -------------------------

6.1.  CONDITION.

The Tenant shall accept the Premises in their "as is" condition as of the Commencement Date, without representation or warranty, express or implied, in fact or in law, by Landlord and without recourse to Landlord as to the nature, condition or usability thereof and agrees that Landlord has no work to perform in or on the Premises; and Tenant agrees further that any and all work to be done in or on the Premises will be at Tenant's sole cost and expense.

7.    COVENANTS
--    ---------

7.1.  COVENANTS.

Tenant covenants and agrees with Landlord as follows:

          (a) To pay when due all Fixed Rent, all additional rent and all other amounts due under this Lease from Tenant at the times and in the manner set forth herein, without offset or deduction and without previous demand therefor.

          (b) To procure any Approvals required for any use to be made of the Premises by Tenant.

          (c) To pay promptly when due the entire cost of any work (including all Alterations) to the Premises undertaken by Tenant so that the Premises shall at all times be free of liens for labor and materials.

          (d) To permit Landlord and its agents to enter and examine the Premises at reasonable times on prior reasonable notice and to show the Premises to prospective purchasers or, during the last 12 months of the Tenn, tenants; and to permit Landlord to enter the Premises to make such repairs, improvements, alterations or additions thereto or to the Building as may be required in order to comply with Applicable Law (without thereby obligating Landlord to make such repairs, improvements, alterations or additions), or as may be required or permitted of Landlord under the terms of this Lease.

          (e) To pay when due any and all Federal, State, or local taxes based upon Tenant' s use or occupation of the Premises or pertaining to Tenant's personal property or resulting from any Alterations made by Tenant to the Premises.

          (f) To comply with Applicable Law pertaining to the Premises or Tenants use and occupation of the Premises.

          (g) To refrain from doing anything, taking any action or failing to act in such a manner that will cause any increase in the fire insurance rates pertaining to the Premises or the Building and to comply with any rules, regulations or recommendations of the National Board of Fire Underwriters, any rating bureau, or any similar association performing such function; and failing same, without limiting other remedies of Landlord, Tenant shall pay to Landlord, as additional rent hereunder, the entire amount of any increase in insurance premiums resulting therefrom, such addition. al rent to be paid to Landlord within 10 days after the receipt of invoices from Landlord d therefor.

          (h)  To permit no waste with respect to the Premises.

          (i) Upon the request of Landlord at any time or times during the Term or thereafter until Tenant's obligations hereunder have been performed in full, to promptly provide. Landlord with audited financial statements of Tenant, such request to be made no more frequently than annually.

8.    USE OF LEASED PREMISES
--    ----------------------

8.1.  PERMITTED USE.

The Tenant shall have the right to use the Premises only for the Permitted Use, and for no other purposes whatsoever, but in no event shall Tenant conduct at the Premises any business use which is offensive, constitutes a nuisance or violates any provisions of any zoning or building laws or any other Applicable Law.

Subject to Tenant obtaining all necessary Approvals and such use being in compliance with all Applicable Law, Tenant shall have the right, during the Term, to use all or any part of the Premises as a factory outlet store for Tenant's products.

8.2.  USE COVENANTS.

Tenant further agrees to conform to each of the following provisions during the entire Term of this Lease or any extension thereof-

      (a) Tenant shall always conduct its operations in the Premises under Tenant's Trade Name, unless Landlord shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed.

      (b) Tenant shall not permit any auction, fire, going-out-of-business or bankruptcy sales to be conducted within the Premises without the prior written consent of the Landlord.

      (c) Tenant shall not use the sidewalks, parking areas, landscaped areas or any other exterior space on the Property for advertising or business purposes without the prior written consent of the Landlord.

      (d) Tenant shall, at its own cost and expense, ensure that all trash, refuse and the like is kept at all times in covered containers in such places as Landlord may designate from time to time and is removed and disposed of regularly.

     (e) Tenant shall ensure that floor load limitations are not exceeded in the Premises.

     (f) Tenant shall not use the Premises for any unethical or unfair method of business operation, nor perform any act or carry on any practice which may injure the Premises or any other part of the Building or the Property, nor cause any offensive odors or loud noise, nor constitute a nuisance or menace to any other occupant of the Building.

      (g) Tenant shall not abandon the Premises; however, the foregoing shall not forbid Tenant from vacating the Premises, so long as all of the other covenants and conditions hereunder continue to be satisfied by Tenant (including the payment of rent and the maintaining of all required insurance), and provided Tenant keeps the Premises heated to at least the levels required to protect the Building and all of its systems and keeps the Premises secure.

      (h) Tenant shall comply with such reasonable rules and regulations as Landlord has promulgated or may promulgate during the term hereof of any extension thereof.

      (i) Tenant shall not install any equipment in the Premises that could cause the electrical service to the Premises or the Building to be overloaded. Tenant shall keep the Common Facilities free of any and all of Tenant's equipment, refuse or property.

      (k) Tenant will park its vehicles and will cause Tenant's Agents to park their vehicles only in the parking areas adjacent to the Premises, being those areas (i) located to the rear of the Building and (ii) located at the side of the Building along the length of the Premises.

8.3.  ACCESS TO PREMISES.
----  -------------------

Tenant shall have access to the Premises at all times, subject to such reasonable security restrictions as may from time to time be in effect, to Unavoidable Delays, and to restrictions based on emergency conditions.

8.4.  SIGNS.
----  ------

Tenant may provide and install, at its sole expense, signs at the Premises and exterior signs on the portion of the Building leased by Tenant, identifying Tenant by Tenant's Trade Name and by the designated address of the Premises, which signs shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld. Such signs shall be in a style in keeping with other such signs in the Building (and in accordance with any Building standards for location, size and graphics, as may be established from time to time by Landlord). Tenant shall be responsible for obtaining all permits and approvals required for such signs before installing same. Tenant shall, at its sole expense, maintain such signs in good repair and condition. Tenant shall remove such signs on the expiration of the Tenn and shall be responsible for any damage or repairs to the Premises and Building related to the erection and removal of said signs.

9.    MAINTENANCE, ALTERATIONS AND REMOVAL
--    ------------------------------------

9.1.  MAINTENANCE.

      9.1.1. Except only for maintenance and repairs to be performed or made by Landlord as expressly provided in this Section, and ordinary wear and tear (provided good maintenance practices are employed, but this exception shall not excuse Tenant from any obligation hereunder to make necessary repairs or replacements), the Tenant shall keep and maintain the Premises in a neat, clean and sanitary condition and in good order, repair, and condition (and shall make any necessary replacements), including the maintenance and repair of all of the following, even if otherwise excluded from the Premises pursuant to Section 2.2: any improvements constructed or installed by Tenant; all electrical, plumbing, gas, HVAC, sewage and other utility facilities and equipment exclusively serving the Premises; interior walls, floors, and ceilings; sprinklers, fixtures, signs (if and where permitted) and all interior building appliances and similar equipment; and the exterior and interior portions of all windows, window frames, doors, door frames, and all other glass or plateglass thereon or therein. Tenant shall also be responsible for the cost of repairs to the Building (including the Common Facilities and the Premises) and the Property caused by any act or negligence of Tenant or Tenant's Agents, including damage to the roof, foundations and exterior walls of the Building and Premises or to the utilities servicing the Building and the Premises; and if such repairs are required, Landlord may demand that Tenant make the same forthwith, at its sole cost or expense, or Landlord may cause such repairs to be made and the cost of same shall be paid by Tenant, as additional rent, promptly upon demand therefor.

      9.1.2. The Landlord shall, promptly after receipt of written notice from the Tenant, make any necessary repairs (or replacement) to the roof, foundations, exterior walls and structural components of the Building ("Structural Repairs"); provided Landlord shall not be responsible repairs required by reason of any act or negligence by the Tenant or Tenant's Agents.

      9.1.3. Landlord shall maintain the Common Facilities in at least as good order and repair as same are now in, except for repairs and maintenance made necessary by any act or negligence or default of Tenant or Tenant's Agents, in which case such repairs and maintenance (and/or replacement) shall be made by Tenant at its sole cost and expense, or Landlord may cause such repairs to be made and the cost of same shall be paid by Tenant, as additional rent, promptly upon demand therefor. The Common Facilities shall be subject to the exclusive control and management of the Landlord who shall have the right, without limitation, and in addition to the previous provisions hereof: to police the same; to change the area, level, location and arrangement of Common Facilities, provided same does not impair Tenant's reasonable use of the Premises; to close all or any portion of said areas or facilities to such extent as may be legally sufficient to prevent a dedication thereof or the accrual of any right to any person or the public therein; and to close temporarily all or any portion of the parking areas (if any) to discourage noncustomer parking and for the reasonable stockpiling of snow. The Landlord shall operate the Common Facilities in such manner as the Landlord in its reasonable discretion shall determine.

      9.1.4. Except as specifically provided in subsections 9.1.2 and 9.1.3 above, Landlord shall not be responsible for any maintenance or repairs to the Premises, the Building or the Property.

      9.1.5. All costs incurred by Landlord in performing its obligations under this Section 9.1 shall be included as a part of the Operating Costs, except for Structural Repairs, the costs of which shall be borne by Landlord and shall not be included as part of the Operating Costs.

9.2.  ALTERATIONS

      9.2.1. The Tenant shall not make any Alterations without on each occasion obtaining Landlord's prior written consent thereto; provided, Tenant may make non-structural Alterations (meaning Alterations which do not involve the change, alteration or modification of the roof, foundation, exterior walls and structural components of the Building or of any Building systems or facilities) which, for any one project, cost less than $50,000 without Landlord's prior consent, however, Tenant shall promptly provide Landlord with written notice of such work and its scope.

      9.2.2. Tenant shall provide Landlord with plans, specifications and other documents as may be reasonably required by Landlord in connection with the consideration of such consent; and all costs (including reasonable attorneys' fees) incurred by Landlord in connection with the consideration of such consent (whether or not such consent is given) shall be home by Tenant and shall promptly be paid by Tenant to Landlord.

      9.2.3. If Landlord consents in writing to such Alterations, such work shall be performed in accordance with the terms and conditions of such consent, with all Applicable Law (including the obtaining of all Approvals) and with all the provisions of this Lease including the provisions of Section 7. 1 (c) hereof. Tenant shall procure all necessary Approvals before undertaking any Alterations, shall do all such work in a good and workerlike manner, employing materials of good quality and complying with all Applicable Law. Once commenced by Tenant, such work shall proceed diligently and continuously to completion. In performing such Alterations, Tenant shall avoid interfering with the use. and occupancy of other tenants of the Building and shall keep all areas outside the Premises clean and free of debris at all times. Tenant shall comply, and shall cause its contractors to comply, with any reasonable directive from the Landlord regarding the performance of the Alterations. In no event shall any Alterations, or the work in connection therewith, impair the safety of the structure of the Building nor diminish the value of the Building or the Premises as then constituted. At any time while any construction work is being performed upon the Premises, Tenant shall maintain workmen's compensation, public liability, builder's risk and contractor's liability insurance in the statutory amounts (for workmen's compensation) or in the amounts reasonably required by Landlord (for other insurance); and Landlord, and any other parties designated by Landlord, shall be named additional insureds on such policies. After any Alterations are completed, Tenant shall cause all required inspections of the Premises to be made and shall deliver to Landlord a copy of a Certificate of Occupancy or similar document evidencing completion of the Alterations and compliance with all Applicable Law. Tenant shall save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work including, without limitation, reasonable attorneys' fees and upon receipt of notice from Landlord, Tenant shall take over Landlord's defense in any action related to work undertaken by Tenant on the Premises. It is agreed by Landlord that Alterations can include the installation of conveyor systems, racking and other fixtures relating to a distribution center, and Tenant shall have the right, and obligation, to remove all such systems, fixtures and equipment at the expiration or earlier termination of this Lease.

9.3.  REMOVAL.

      9.3.1. The Tenant shall at the expiration or earlier termination of this Lease remove its goods and effects and peaceably yield up the Premises clean and in good order, repair and condition, ordinary wear and tear excepted (but this exception shall apply only if Tenant has employed good maintenance practices, and this exception shall not excuse Tenant from any obligation hereunder to make necessary repairs and replacements), and except for repairs which the Landlord expressly agrees to make as herein provided; and Tenant shall repair any injury done to the Premises or the Building or the Property by the installation or removal of the Tenant! s fixtures or other property.

      9.3.2. All Alterations, or other additions, improvements and fixtures which may be made or installed by either the Landlord or the Tenant and which are attached to a floor, wall or ceiling, including any wall or floor coverings, shall remain upon the Premises, and at the expiration or earlier termination of this Lease shall be surrendered with the Premises as a part thereof, however, the Landlord upon termination of this Lease, may require the Tenant to restore the Premises to their condition at the commencement of this Lease, in whole or in part.

      9.3.3. Notwithstanding subsection 9.3.2 above, any trade fixtures, furniture, movable equipment and other personal property installed by the Tenant and owned by the Tenant which may be removed from the Premises without injury thereto shall remain the property of the Tenant and shall be removed by the Tenant from the Premises prior to the expiration or earlier termination of this Lease; provided, if the Premises or the Building is damaged by or as a result of the removal of any such articles, Tenant shall promptly repair such damage, at Tenant's sole cost and expense. In the event Tenant fails to remove said articles prior to the expiration or earlier termination of this Lease, or if such articles are stored by Landlord (without any responsibility by Landlord for any damage resulting therefrom, and at Tenant's sole cost and expense) and Landlord elects to end such storage, 30 days after such expiration or earlier termination they shall be deemed abandoned and may be disposed of by Landlord in any way Landlord sees fit, at Tenant's sole cost and expense.

10.   UTILITY SERVICES
---   ----------------

10.1. SEPARATE UTILITIES.

The Tenant shall obtain directly from the supplier or utility company all utility services provided to the Premises which are now or are hereafter separately metered and served by such supplier or utility company, or which are not now provided to the Premises by the Landlord, and Landlord shall have no responsibility in connection therewith.

10.2. SERVICES.

      10.2.1. Water, The Landlord shall provide hot water for lavatory purposes and cold water for normal drinking, lavatory and toilet purposes to the Building's restrooms. Tenant shall pay to Landlord, as additional rent hereunder, during the Tenn and any extensions thereof, Tenant's Water Share of the water and sewer charges assessed against the Property. Such additional rent shall be paid within 10 days after Tenant's receipt of a bill therefor. "Tenant's Water Share" shall be determined by Landlord based on the occupancy levels of the various tenants at the Building.

      10.2.2. Electricity. The Tenant shall be responsible, at Tenant's sole cost and expense, for all electrical service to the Premises. Tenant shall also be responsible for keeping all light fixtures property lamped and for the replacement of all burnt out lamps at the Premises. The Landlord shall have the right, in its sole discretion, to designate from time to time (and to change any previous designation) the particular utility company or companies who will be supplying electrical services to the Building or any portion thereof, and, if Landlord has so designated such companies, Tenant shall contract for its electrical service exclusively from such companies.

      10.2.3. Heat. The Tenant shall responsible for providing heat to the Premises during the normal heating season, and shall at all times keep the Premises heated at least to minimum levels to protect the Premises and the Building's systems and facilities.

10.3. PAYMENT FOR SERVICES.

The Tenant shall pay directly to the supplier or utility company all charges for utility services supplied to the Premises as provided in Section 10. 1 above and for all services which are the Tenant's responsibility as provided in Section
10.2 above. The Tenant shall also pay to Landlord, as additional rent hereunder, within 10 days of being billed therefor: (i) all charges for common utility services provided to the Premises which are reasonably allocable to the Premises by Landlord (including pursuant to utility monitor metering as provided in Section 10.5); and (ii) all charges provided for herein with respect to the overloading or overutilization of utility services serving the Premises.

10.4. USE OF SERVICES.

Tenant shall not introduce to the Premises personnel, fixtures or equipment which (individually or in the aggregate) overload the capacity of the electrical, HVAC or mechanical systems or other utility systems serving the Premises or the Building. Without limiting Landlord's rights hereunder, if Tenant uses the Premises or installs fixtures or equipment which would so overload said utility systems, as reasonably determined by Landlord, Tenant shall pay, on demand, as additional rent, the cost of providing and installing any additional equipment or other facilities and services may be required as a result thereof. In addition to the foregoing, if water is consumed on the Premises for other than ordinary drinking and lavatory purposes or in excessive quantities (as reasonably determined by Landlord) or if other utilities are used on the Premises for other than ordinary purposes or in excessive quantities (as reasonably determined by Landlord), Tenant shall pay to Landlord, on demand from time to time, as additional rent, the additional charges resulting therefrom, as reasonably estimated by Landlord.

10.5. MEASUREMENT OF USAGE.

Landlord reserves the right, at any time, to install monitor or check meters to measure consumption of any or all common utilities in the Premises and/or to have any and all utilities supplied to the Premises separately metered and directly served by a utility company; and the costs incurred by Landlord in connection with the installation, maintenance and repair of such meters or of such separate supplying shall be borne by Tenant and shall be paid to Landlord, as additional rent, on demand from time to time.

10.6. NO LIABILITY.

The Landlord shall not be liable for any interruption of electricity, gas, oil, water, telephone, sewage or other utility service supplied to the Premises.

11.   LIABILITY AND INSURANCE

11.1. LIABILITY.

      11.1.1. The Tenant shall save the Landlord harmless and indemnified from all injury, loss, claims, damage or liability of whatever nature (including, without limitation, court costs and reasonable attorney's fees) incurred by Landlord, and arising: from any act, omission or negligence of the Tenant or Tenant's Agents with respect to the Premises, the Common Facilities, the Building or the Property; from the use or occupation thereof by Tenant or Tenant's Agents or the business conducted thereat by Tenant or Tenant's Agents; from any default by Tenant hereunder; or in any other respect at, about or in connection with the Premises during the Term hereof. Upon request of Landlord, the Tenant shall take over Landlord's defense in any action related to such matter for which Tenant has agreed to indemnify Landlord.

      11.1.2. Neither the Landlord nor any agent or employee of the Landlord shall be liable for any damage to the person or property of the Tenant or of Tenant's Agents. Without in any way limiting the generality of the foregoing, Landlord, its agents or employees shall not be liable, in any event, for any such damage, or from any damage or loss from interruption of business, resulting: (i) from any casualty; (ii) from steam, gas, electricity, water, rain or snow, from leaks from pipes, appliances or plumbing, from falling plaster or other building components, from dampness or from any other similar cause; (iii) from any hidden defect on the Premises, the Building or the Land; and/or (iv) from any acts or omissions of persons occupying adjacent premises or other parts of the Building or otherwise entitled to use the Property.

      11.1.3. All provisions in this Lease dealing with the indemnification and the like of the Landlord by Tenant shall be deemed modified in each case by the insertion in the appropriate place of the language "except as otherwise provided in Chapter 186, Section 15 of the General Laws of Massachusetts as then in effect."

      11.1.4. Notwithstanding anything to the contrary in this Lease, in no event whatsoever shall landlord be responsible for indirect, incidental or consequential damages.

11.2. INSURANCE.

      11.2.1. The Tenant shall maintain during the Tenn of this Lease, at its own expense, comprehensive public liability insurance, written on an occurrence basis, in responsible companies qualified to do business in Massachusetts, which shall insure the Landlord (as a named, insured party) and all persons claiming under the Landlord (including Mortgagees), as well as the Tenant against all claims for injuries to persons (including death) occurring in or about the Premises, the Building or the Property (for each occurrence) and against all claims for damages to or loss of property occurring in or about the Premises (for each occurrence) in the amounts of at least the Insurance Amounts or such higher amounts of liability insurance coverage as Landlord shall reasonably require from time to time. The Tenant shall furnish the Landlord with certificates for such insurance prior to the commencement of the Term hereof and at least 30 days prior to the expiration date of any of such policies. Each such policy shall contain a provision that it shall be noncancellable with respect to the Landlord's or any Mortgagee's interests without at least 30 days' prior written notice to the Landlord.

      11.2.2. The Landlord shall maintain fire and extended coverage insurance covering the Building (but excluding, unless Landlord elects otherwise, any property or improvements installed by or belonging to Tenant) against loss by fire and other similar hazards included within customary building fire and extended coverage insurance polices, and against other hazards determined by Landlord, in amounts and forms and with deductibles all as determined by Landlord. All costs incurred by Landlord hereunder shall be included as a part of the Operating Costs, as provided in Section 5 hereof.

      11.2.3. The Tenant shall, at its own expense, maintain fire and comprehensive casualty insurance of adequate amounts with respect to its own fixtures, furnishings, merchandise, equipment and other property contained in the Premises.

11.3. WAIVER OF SUBROGATION

Landlord and Tenant each hereby releases the other from any and all liability or responsibility to the other (or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any of the extended coverage or other insured casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, such release shall only be effective to the extent of any insurance coverage provided by insurance policies maintained by the releasor which policies contain the clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder; and provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such time as the releasor's insurance policies then in effect shall contain such a clause or endorsement. Landlord and Tenant each hereby agree that it shall cause such a clause or endorsement to be included in its policies, if obtainable, and, if necessary, pay any additional premium that may be charged therefor.

12.   ASSIGNMENT OR SUBLETTING
---   ------------------------

12.1. RESTRICTION.

      12.1.1. The Tenant shall not assign this Lease, shall not sublet all or any portion of the Premises and shall not permit occupation of the whole or any part thereof by another, by license or otherwise, without, on each occasion, first obtaining the Landlord's approval in writing, which approval shall: not be unreasonably withheld with, to an assignment of this Lease to occupancy tenant or the subletting of all or a portion of the Premises to an occupancy tenant. Without limitation, it shall not be unreasonable for Landlord to withhold such approval from any assignment or subletting where, in Landlord's opinion, (i) the proposed assignee or sublessee does not have a financial standing and credit rating reasonably acceptable to Landlord, (ii) the proposed assignee or sublessee does not have a good reputation in the community, or (iii) the business in which the proposed assignee or sublessee is engaged could detract from the Building, its value or the costs of ownership thereof.

      12.1.2. The Tenant shall not collaterally assign this Lease, nor permit any assignment of this Lease by mortgage or by operation of law .

      12.1.3. The foregoing restrictions shall be binding on any assignee or sublessee to which Landlord has consented, provided Landlord's consent to any further assignment or sub-subleasing by any assignee or sublessee may be withheld at Landlord's sole and absolute discretion.

      12.1.4. Consent by the Landlord to any assignment or subletting shall not include consent to the assignment or transferring of any lease renewal or extension option rights, any rights of first refusal or option rights regarding the rental of additional space, any special privileges or extra services granted to Tenant by separate agreement, by addendum or amendment of the Lease.

12.2. TRANSFERS OF INTERESTS.

If at any time Tenant's interest in this Lease is held by a corporation, trust, partnership, limited liability company or other entity, the transfer of more than 25% of the stock, beneficial interests, partnership interest, membership interest or other ownership interest therein (whether at one time or in the aggregate) shall be deemed an assignment of this Lease. The foregoing provision shall not be applicable so long as the Tenant is a corporation, the outstanding voting stock of which is listed on a recognized security exchange.

12.3. REIMBURSEMENT OF COSTS.

Tenant shall reimburse Landlord on demand for any reasonable costs that Landlord may incur in connection with the consideration of any proposed assignment or subletting, including, without limitation, the reasonable costs of investigating the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with any request for approval of any proposed assignment or subletting, in each case whether or not said proposed assignment or subletting is approved by Landlord.

12.4. AGREEMENT OF ASSIGNEE/SUBTENANT.

It shall be a condition of the validity of any assignment or subletting which has been approved in writing by Landlord that the assignee or subtenant shall agree directly with Landlord, by written instrument in form satisfactory to Landlord, to be bound by all the obligations of the Tenant hereunder, including, without limitation, the obligation to pay rent and other amounts provided for under this Lease, the covenant against further assignment and subletting, and the covenant to use the Premises only for the purposes specifically permitted under this Lease.

12.5. LIABILITY OF TENANT.

Notwithstanding any assignment or subletting of this Lease, Tenant and any guarantor of Tenant's obligations under this Lease shall remain fully and primarily liable for the prompt and timely payment of all Fixed Rent, additional rent and other charges hereunder and for the timely performance of all of the Tenant's other 3 agreements and obligations hereunder; and the Tenant and any guarantor of Tenant's obligations under this Lease shall be deemed to have waived any and all suretyship defenses. No consent by the Landlord to an assignment, sublease or other indulgence or favor at any time granted by the Landlord to Tenant or to anyone claiming under the Tenant, nor acceptance of rent from, or other dealing with, anyone claiming under the Tenant, shall be deemed to constitute any consent to any further assignment, sublease or other indulgence, or relieve the Tenant or any such guarantor from their obligations under this Lease.

12.6. EXCESS RENT.

If Landlord shall consent to any assignment of this Lease by Tenant or a subletting of the whole of the Premises by Tenant at a rent which exceeds the rent payable hereunder, or if Landlord shall consent to a subletting of a portion of the Premises by Tenant at a rent in excess of the subleased portion's pro- share (on a square footage basis) of the rent payable hereunder by Tenant, then Tenant shall pay to Landlord, as additional rent, forthwith upon Tenant's receipt of the same or any installment thereof, 50% of the net amount of any consideration given for any such assignment and/or 50% of the net amount of any such excess rent. The term "Net amount" shall mean all such excess rent or other payments or consideration, less only reasonable leasing commissions, tenant improvement costs, legal fees and tenant allowances reasonably incurred by Tenant in connection with such subleasing or assignment. Each request by Tenant for permission to assign this Lease or to sublet the whole or any part of the Premises shall be accompanied by a warranty by Tenant as to the amount of rent to be paid to Tenant by the proposed assignee or sublessee. For purposes of this
Section 14.6, the term "rent" shall mean all fixed rent, additional rent or other payments and/or consideration payable by one party to another for the use and occupancy of the Premises or any portion thereof or to acquire an assignment of Tenant's interest in this Lease.

13.   MORTGAGES
---   ---------

13.1. SUBORDINATION.

This Lease shall be subject and subordinate to any existing Mortgages on the Premises or the Property and to any and all advances made or to be made thereunder and to any extensions and/or renewals and/or modifications thereof-, and the Tenant shall from time to time, upon request of the Landlord, confirm the foregoing and execute, acknowledge and deliver instruments confirming same. In addition, and without limiting the foregoing, the Tenant shall from time to time, upon request of the Landlord, also subordinate this Lease to any future Mortgages hereafter placed upon the Premises or the Property, and to any and all advances made or to be made thereunder and to any extensions, renewals, modifications and/or replacements thereof (and to any replacements of any existing Mortgages), and Tenant shall from time to time, upon request of the Landlord, execute and acknowledge instruments evidencing such subordination pursuant to this sentence, provided that in such instrument of subordination the Mortgagee agrees that so long as the Tenant shall not be in default under this Lease, the Mortgagee will not disturb the peaceful, quiet enjoyment of the Premises by the Tenant. The Tenant hereby irrevocably appoints the Landlord its attorney-in-fact (which appointment is coupled with an interest) to execute and deliver any such instrument of subordination for and on behalf of the Tenant. If this Lease is so subordinated, no entry under any such Mortgage or sale for the purpose of foreclosing the same or repossession or other action pursuant to such Mortgage shall be regarded as an eviction of the Tenant, constructive or otherwise, or give the Tenant any right to terminate this Lease. Upon request of Landlord, any such Mortgagee or any new owner or possessor, Tenant shall attorn to the Mortgagee or new owner or possessor, and shall agree in writing with any of said parties to so attorn.

13.2. MORTGAGEE'S ELECTION.

If any Mortgagee elects, by written notice given to the Tenant, to have this Lease and the interest of the Tenant hereunder superior to any such Mortgage, then this Lease and the interest of the Tenant hereunder, shall be deemed superior to any such Mortgage, whether this Lease was executed (and notice thereof recorded) before or after the execution and/or recording of such Mortgage.

13.3. ASSIGNMENT OF LEASES AND RENTS.

If Landlord shall at any time, or from time to time, assign Landlord's interest in this Lease, or the rents payable hereunder, conditionally or otherwise, to any Mortgagee, the Tenant agrees to each of the following:

      (a) That the execution of such assignment by the Landlord, and the acceptance thereof by such Mortgagee, shall never be deemed an assumption by such Mortgagee of any of the obligations of the Landlord hereunder, unless such Mortgagee shall, by written notice sent to the Tenant, specifically otherwise elect.

      (b) That, except as aforesaid, such Mortgagee shall be treated as having assumed the Landlord's obligations hereunder only upon the occurrence of both (i) the foreclosure of such Mortgagee's Mortgage and (ii) the taking of possession of the Premises by such Mortgagee.

      (c) To execute an agreement in form satisfactory to such Mortgagee consenting to such assignment and acknowledging and recognizing such assignment.

14.   STATUS REPORTS
---   --------------

14.1. ESTOPPEL CERTIFICATE.

Recognizing that Landlord may find it necessary to establish to third parties, such as accountants, banks, Mortgagees (or prospective Mortgagees) purchasers (or prospective purchasers) or the like, the then current status of performance hereunder, Tenant, on the written request of the Landlord or of any Mortgagee made from time to time will promptly furnish a written statement in form satisfactory to Landlord and/or such Mortgagee as to the status of any matter pertaining to this Lease. Without limiting the foregoing, such statement furnished pursuant to this Section 16.1 shall, if and to the extent requested by Landlord or any Mortgagee: (1) ratify this Lease; (2) express the Commencement Date and the expiration date of the Term of this Lease; (3) certify that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended (except by such writings as shall be stated); (4) certify that all conditions under this Lease to be performed by Landlord have been satisfied except as stated; (5) certify that there are no defenses or offsets against the enforcement of this Lease by Landlord, except as stated; (6) certify as to the amount of advance rental, if any (or none if such is the case), paid by Tenant; (7) certify as to the date to which rental has been paid;
(8) certify as to the amount of security deposited with Landlord; and (9) certify that as of such date (or as of any date designated by Landlord or such Mortgagee) the entire cost of any work to the Premises undertaken by Tenant has been paid for, and all liens for material and/or labor in connection therewith have been discharged. Any statement furnished pursuant to this Section 16.1 may be relied upon by any purchaser or Mortgagee of the Premises or the Property, or by any other third party interested in the status of this Lease or the Property.

15.   DAMAGE BY CASUALTY
---   ------------------

15.1. CASUALTY.

If the Premises or the Building shall be damaged or destroyed by fire or other casualty or cause (a "casualty"), the Tenant shall immediately give notice thereof to the Landlord. Unless this Lease is terminated as provided in this Section, the Landlord at its own expense, and proceeding with all reasonable dispatch, but subject to Unavoidable Delays, shall repair and reconstruct the same so as to restore the Premises (but not any Alterations made by or for Tenant or any trade fixtures, equipment or personal property of Tenant) to substantially the same condition they were in prior to such casualty, subject to zoning and building laws then in existence. Notwithstanding the foregoing, in no event shall Landlord be obligated either (i) to repair or rebuild if the damage or destruction results from any casualty not insured against or (ii) to expend for such repair or rebuilding more than the amount of the insurance proceeds (net of all costs and expenses incurred by Landlord in collecting the same, and net of all insurance proceeds retained by any Mortgagee) received by Landlord on account thereof.

15.2. TERMINATION.

      15.2.1. If either the Premises or the Building shall be damaged or destroyed to the extent of 25% or more by any casualty (whether insured against by the Landlord or not), or shall be damaged or destroyed to any lesser extent by any cause not insured against by the Landlord, the Landlord may elect, by written notice to the Tenant given within 90 days after the occurrence of such casualty, to terminate this Lease, such termination to be effective on the date set forth in such notice or, if no date is so set forth, 90 days after such notice.

      15.2.2. If the Premises or the Building shall, within the last two years of the Term, be damaged or destroyed by any casualty to such extent that in the judgment of Landlord the same cannot be reasonably expected to be restored to substantially the same condition as prior to such damage or destruction within 90 days (or such shorter period to the date of expiration of the Term) from the time that such repair and reconstruction work would be commenced, then the Landlord or (but only if such damage also impairs Tenant's reasonable use of the Premises) the Tenant shall have the right to terminate this Lease by notice to the other given within 90 days after the occurrence of such casualty; however, nothing herein shall prevent Landlord from terminating (or nullify any notice by Landlord terminating) this Lease pursuant to subsection 15.2.1 above. Notwithstanding the foregoing, if any Option Periods remain to be exercised by Tenant, and if Tenant duly exercises such option to extend within 15 days after Landlord's notice of termination hereunder, such termination notice shall be deemed void and of no force and effect and the provisions of this Section 15.2.2 shall no longer be applicable to such casualty.

      15.2.3. If the Premises shall be damaged or destroyed by any casualty and such damage impairs Tenant's reasonable use of the Premises, Tenant may elect to terminate this Lease if (i) such damage, in the reasonable judgment of Landlord cannot be reasonably repaired (such that same no longer impairs Tenant's reasonable use of the Premises) within 180 days or (ii) such damage is not so reasonably repaired within 270 days. Tenant shall exercise its option to terminate by giving written notice to Landlord, as applicable, within 30 days after such casualty or within 30 days after such 270- period.

15.3. TENANT'S OBLIGATION.

In the event that the Premises or the Building are damaged or destroyed by any casualty, then, unless this Lease is terminated as above provided, the Tenant, at its own expense and proceeding with all reasonable dispatch, shall repair or replace suitably all Alterations made by or for Tenant and any trade. fixtures, equipment or personal property of Tenant which shall have been damaged or destroyed.

15.4. ABATEMENT.

If this Lease is not terminated as above provided, then from and after such casualty and until the Premises are substantially restored as above provided, the Fixed Rent reserved herein shall abate proportionately according to the extent that the Premises have been rendered untenantable by such damage or destruction.

16.   EMINENT DOMAIN
---   --------------

16.1. TAKING.

In the event of any taking by eminent domain, which shall be deemed to include a voluntary conveyance in lieu of a taking (a "taking"), of all of the Property, this Lease shall terminate as of the date when Tenant is required to vacate the Premises.

16.2. TERMINATION.

      16.2. 1. In the event of any taking of all or any part of the Building, or in the event of any taking which reduces the total area of the Land by more than 15%, the Landlord or (but only if such taking also impairs Tenant's reasonable use of the Premises) the Tenant shall have the right to terminate this Lease by giving written notice to the other of its election to terminate within 90 days after the date of filing of the notice of such taking; and this Lease shall terminate on the date set forth in such notice.

      16.2.2. The rights to terminate contained in this Section may be exercised notwithstanding that the entire interest of the party exercising such right may have been divested by such taking.

16.3. OBLIGATION TO RESTORE.

If following any taking of all or any part of the Premises, the Building or the Land, the Lease is not terminated as provided in Section 16.2, then the Landlord, at the Landlord's expense, but only to the extent of the award for any such taking received by Landlord (net of all costs and fees incurred by Landlord in collecting the same and net of any portion of the award retained by any Mortgagee), and proceeding with all reasonable dispatch, subject to Unavoidable Delays, shall do such work as may be required to put what may remain of the Premises (but not any Alterations made by or for Tenant or any trade fixtures, equipment or personal property of Tenant) in reasonably proper condition for the conduct of the Tenant's business; and the Tenant, at the Tenant's expense and proceeding with all reasonable dispatch, shall do such work as may be required to repair and replace the Alterations made by or for Tenant and any trade fixtures, equipment and personal property of the Tenant as may be necessary to put the remainder of the Premises in reasonably proper condition for the Tenant's business.

16.4. ABATEMENT.

In the event of a taking, from and after the date on which the Tenant is required to vacate the portion of the Premises so taken and until the Premises are substantially restored as above provided, or if this Lease is terminated as above provided, until the date of termination, the Fixed Rent reserved herein shall abate proportionately according to the extent that the Premises have been rendered untenantable by such taking; and from and after the date on which the Landlord shall substantially restore the Premises as above provided the Fixed Rent shall be reduced by the proportion that the floor area of the portion so taken bears to the floor area of the Premises on the date prior to such I to such taking.

16.5. AWARDS.

The Landlord reserves and excepts all rights to damages to the Land, the Building, the Premises, the leasehold hereby created, or awards with respect thereto, then or thereafter accruing, by reason of any taking by eminent domain or by reason of anything lawfully done or required by any public authority; and the Tenant grants to the Landlord all the Tenant's rights, if any, to such damages, except with respect to the value of its personal property which may be compensable by separate award without reducing the amount of any award to Landlord and relocation expenses; and Tenant shall execute and deliver to the Landlord such further instruments of assignment thereof as the Landlord may from time to time request.

17.   DEFAULT
---   -------

17.1. EVENT OF DEFAULT.

Each of the following shall be an event of default hereunder (an "Event of Default"):

      (a) The failure of Tenant to pay when due any Fixed Rent, additional rent or other payments hereunder, which failure continues for 5 days after written notice thereof is given by Landlord to Tenant.

      (b) The failure of Tenant to perform any other obligation hereunder (other than payment of Fixed Rent, additional rent or other payments hereunder), which failure continues for 30 days after notice thereof is given by Landlord to Tenant; provided, if such failure by its nature cannot be cured within 30 days, Tenant shall be given such additional time as is reasonably necessary, not to exceed 60 days, provided Tenant has commenced diligently to correct said failure and thereafter diligently pursued such correction to completion.

      (c) The estate hereby created shall be taken on execution or other process of law; or the Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent or become unable to meet its obligations as they become due; or the Tenant or any guarantor of Tenant's obligations under this Lease shall make or offer to make, in or out of bankruptcy, a composition with its creditors; or the Tenant or any guarantor of Tenant! s obligations under this Lease shall be declared bankrupt, shall make an assignment for the benefit of its creditors or if a receiver, trustee or other officer shall be appointed to take charge of all or any substantial part of its property by a court.

      (d) A petition for relief shall be filed by or against the Tenant or any guarantor of Tenant's obligations under this Lease under the United States Bankruptcy Code or any successor or similar state or federal statute now or hereafter in effect; but if the same is filed against but not by Tenant or any guarantor of Tenant's obligations under this Lease, it shall not be an Event of Default unless same shall not be dismissed within 30 days after the date on which it is filed.

      (e) Tenant shall default in the performance or observance of any term, covenant or condition of this Lease, and Landlord shall have given Tenant notice of at least 2 defaults hereunder in the preceding 12-month period, regardless of whether Tenant remedies the same within any grace period provided herein.

17.2. TERMINATION.

Upon the occurrence of any Event of Default, notwithstanding any prior waivers or consent, the Landlord lawfully may, in addition to and not in derogation of any remedies for any preceding breach of covenant, immediately or at any time thereafter and without prior demand or prior notice, terminate this Lease by notice in writing (such termination to be effective forthwith, or on a date stated in said notice), and/or with or without process of law (forcibly, if necessary) enter into and upon the Premises or any part thereof in the name of the whole and repossess the same and expel the Tenant and Tenant's Agents and any other parties claiming through or under the Tenant and remove Tenant's and their effects (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant, and upon entry as aforesaid or on the date of termination pursuant to the foregoing notices, whichever occurs first, this Lease shall terminate; and the Landlord without notice to the Tenant may store the Tenant's chattels and those of any person claiming under the Tenant at the expense and risk of the Tenant or of such person, and, if the Landlord so elects, may sell such chattels at public auction or private sale and apply the net proceeds after deduction of reasonable costs to the payment of all sums due to the Landlord hereunder.

17.3. REMEDIES.

      17.3.1. In the case of any termination as described in Section 17.2, the Tenant shall, at the election of the Landlord, which election may be changed at any time:

      (a) Pay to the Landlord in equal monthly installments, in advance, sums equal to the aggregate rent (as defined below) herein provided for or, if the Premises have been relet, sums equal to the excess of the aggregate rent herein provided for over the sums actually received by the Landlord from such reletting, plus, in any case, Landlord's Default Expenses (as defined below), such sums being payable as liquidated damages for the unexpired Tenn hereof; or

      (b) Pay to the Landlord as damages a sum which, at the time of such termination or at the time to which installments of liquidated damages shall have been paid pursuant to subsection (a) above, represents the amount by which the then rental value of the Premises is less than the aggregate rent herein provided for the residue of the Tenn and pay from time to time to the Landlord upon demand such additional sums as are equal to the excess, if any, of the aforesaid rental value of the Premises over the rent actually received by Landlord for the period from such termination, or from the time to which installments of liquidated damages shall have been paid, or from the time to which these additional sums may have been paid by Tenant under this subsection, whichever the case may be, to the time for which the Landlord may specify in its demand hereunder (but in no event to the time later than the expiration of the Tenn hereof), plus, in any case, Landlord's Default Expenses .

In any event, regardless of any other remedy available to Landlord, Tenant shall indemnify the Landlord against loss of the aggregate rent herein provided from the time of such termination to the .expiration date of the Term as provided herein, plus, in any case, Landlord's Default Expenses.

      17.3.2. In the event of an Event of Default, if the Landlord shall elect not to terminate this Lease upon such default, it may relet the Premises or any part or parts thereof in the name of either the Landlord or the Tenant, for a term or terms which may, at the Landlord's option, extend beyond the balance of the Term of this Lease and may remove and store the Tenant's effects at the Tenant's expense; and the Tenant agrees that in the event of such reletting the Tenant shall pay the Landlord any deficiency between the aggregate rent to be paid hereunder and the net amount of the rents collected during such reletting, plus in any case, Landlord's Default Expenses. All such expenses and deficiencies shall be paid by Tenant, as additional rent, in monthly installments upon statements rendered by the Landlord to the Tenant.

      17.3.3. In the event of an Event of Default, whether or not the Landlord shall elect to terminate this Lease, or in the event of an occurrence or default which would become an Event of Default with the passage of time, in addition to all other rights and remedies of Landlord upon default, Tenant agrees that the Tenant shall pay to the Landlord any other costs and expenses, including attorney's fees, incurred by the Landlord as a consequence of such default, and shall indemnify and hold Landlord harmless from and against same.

      17.3.4. In addition to the rights and remedies provided in this Section, Landlord shall have all other rights and remedies at law or in equity for any breach by Tenant of the provisions of this Lease. All rights and remedies which the Landlord may have under this Lease or at law or in equity shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of such rights and remedies may be exercised at the same time insofar as permitted by law.

      17.3.5. The following terms as used herein shall have the meanings set forth below:

              "Aggregate rent": All Fixed Rent, additional rent and all other
              --------------
      monetary amounts payable hereunder, as same may be adjusted from time to time under the provisions hereof; provided, at Landlord's option, the additional rent due under this Lease for periods after any default and entry hereunder and/or after any termination by Landlord shall be computed and determined based upon the reasonable projected amounts of same for the balance of the unexpired Tenn, but in no event less than an annual rate equal to the amount of additional rent paid or payable with respect to the most current Lease Year, Tax Year or Operating Year, as appropriate.

              "Landlord's Default Expenses": Any expenses incurred by the
               ----------------------------
      Landlord as a consequence of any default by Tenant hereunder or in connection with any reletting, including but not limited to, attorneys' fees, brokers' fees and expenses of repairing, maintaining and putting the Premises in good order and condition and preparing the same for re-rental.

17.4. SELF-HELP.

      17.4.1. If the Tenant shall default in the performance or observance of any agreement, condition or obligation in this Lease to be performed or observed by Tenant and shall not cure such default within 30 days after notice from Landlord specifying the default, Landlord may, at its option, without waiving any claim for breach of agreement, at any time thereafter cure such default for the account of Tenant, and make all necessary payments in connection therewith, including but not limiting the same, attorneys' fees, costs or charges of or in connection with any legal action which may have been brought; and any amount paid by Landlord in so doing shall be deemed paid for the account of Tenant. Tenant agrees to reimburse Landlord for all of the foregoing costs with interest thereon from the date such costs are incurred at the Default Interest Rate, such sums payable by Tenant to Landlord to be deemed additional rent and payable on demand. Notwithstanding the foregoing, Landlord may cure any such default as aforesaid prior to the expiration of said 30 day period, in the event of an emergency or if the curing of such default prior to the expiration of said 30 day period is otherwise reasonably necessary to protect the Property or Landlord's interest therein, or to prevent injury or damage to persons or property.

      17.4.2. If the Landlord shall default in the performance of its maintenance or repair obligations under this Lease, and shall not cure such default within 30 days after written notice from the Tenant specifying the default (or, if the failure is of a nature that cannot reasonably be remedied within 30 days, then within such additional period as is reasonably required to correct the default), be reasonably necessary, provided such repairs are diligently pursued), and Landlord's failure to perform such repairs impairs the ability of Tenant to operate its business at the Premises, then, the Tenant shall have the right to give Landlord (and Landlord's Mortgagee) written notice of Tenant's intent to cure Landlord's failure, which notice shall include detailed information on the means and methods of repair proposed (the "Cure Notice"). If Landlord has not remedied the failure within 7 days after receipt of the Cure Notice, then Tenant shall have the right to cure such failure. If Tenant incurs third party expenses curing Landlord's failure pursuant to this subsection, then Tenant may send Landlord a detailed bill itemizing such expenses, and Landlord shall pay Tenant the reasonable cost of Tenant's cure of Landlord's failure accomplished pursuant to this subsection. In effecting its cure pursuant to the Cure Notice, Tenant shall be required to comply with the restrictions contained in any other leases for space in the Building, such as to the time, place and/or manner of Landlord fulfilling the obligations which was the subject of the Cure Notice, and to coordinate with any other tenants in the Building. Tenant agrees to indemnify and save harmless Landlord from and against all claims of whatever nature arising from any act, omission or negligence of Tenant, or Tenant's contractors, licensees, invitees, agents, servants or employees as a result of Tenant' s cure pursuant to this subsection.

17.5. LANDLORD'S DEFAULT.

The Landlord shall not be deemed to be in default hereunder unless its default shall continue for 30 days, or such additional time as is reasonably required to correct its default, after written notice thereof has been given by the Tenant to the Landlord specifying the nature of the alleged default.

18.   NOTICES
---   -------

18.1. NOTICES.

Any notice or other communication relating to this Lease shall be given in writing and shall be deemed to be duly given if sent either (i) by registered or certified mail, postage prepaid, return receipt requested or (ii) by overnight mail service as provided by the U.S. mail or by a nationally recognized private common carrier, and addressed to the party for whom it is intended at Landlord's Address or at Tenant! s Address, as appropriate, or at the address as designated by such party in a notice given as herein provided as its address for receiving notices hereunder. The foregoing shall not be deemed to preclude the giving of written notice hereunder in any other manner, in which case the notice shall have been deemed to have been given when actually received by the party for whom designated.

18.2. NOTICES TO MORTGAGEE.

After receiving written notice from any person, firm, or other entity, that it holds a Mortgage which includes as part of the mortgaged premises the Premises or any part thereof, the Tenant shall, so long as such Mortgage is outstanding, be required to give to such holder, at its address set forth in such written notice from such holder, the same notice as is required to be given to the Landlord under the terms of this Lease, such notice to be given by the Tenant to the Landlord and such holder concurrently. It is further agreed that such holder shall have the same opportunity to cure any default, and the same time within which to effect such curing, as is available to the Landlord; and if necessary to cure such -a default, such holder shall have access to the Premises.

19.   ENVIRONMENTAL HAZARDS
---   ---------------------

19.1. OBLIGATIONS.

      19.1.1. Tenant, and Tenant's Agents, shall not use, maintain, generate, allow or bring on the Premises or the Property or transport or dispose of on or from the Premises or the Property (whether into the ground, into any sewer or septic system, into the air, by removal off-site or otherwise) any Hazardous Matter.

      19.1.2. Tenant shall promptly deliver to Landlord copies of any notices, orders or other communications received from any governmental agency or official affecting the Premises and concerning alleged violations of Environmental Requirements.

19.2. INDEMNIFICATION.

Tenant shall save Landlord (together with its officers, directors, stockholders, partners, beneficial owners, trustees, employees, agents, contractors, attorneys, and mortgagees) harmless and indemnified from and against any and all Environmental Damages which may be asserted on account of- (i) the presence or release of any Hazardous Matter upon, in or from the Premises during the Tenn and during any period when the Tenant, or Tenant's Agents, or any of its assigns or sublessees, are occupying the Premises or any part thereof-, or (ii) the activities or other action or inaction of Tenant or Tenant's Agents in violation of Environmental Requirements; or (iii) the breach of any of Tenant's obligations under this Section.

19.3. PROVISIONS.

      19.3.1. The provisions of this Section shall be in addition to any other obligations and liabilities Tenant may have to Landlord under this Lease or otherwise at law or in equity; and in the case of conflict between this Section and any other provision of this Lease or any requirement imposed by law or in equity, the provision imposing the most stringent requirement on Tenant shall control. The obligations of Tenant under this Section shall survive the expiration or termination of this Lease and the transfer of title to the Property.

      19.3.2. The following terms as used herein shall have the meanings set forth below:

              "Hazardous Matter": Any substance: (i) which is or becomes defined
               ----------------
as Hazardous Waste, Hazardous Material or oil under M.G.L. Chapter 2 1 C, M.G.L. Chapter 2 1 D, M.G.L. Chapter 2 1 E, the Comprehensive Environmental Response Compensation and Liability Act (CERCLA), 42 U.S.C. (S)9601 et seq., or the Resource Conservation and Recovery Act (RCRA), 42 U.S.C. (S)6901 et seq., and the regulations promulgated thereunder, as same may be amended, supplemented or replaced from time to time; or (ii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous to health and which is or becomes regulated pursuant to any Applicable Law.

              "Environmental Requirements": All Applicable Law, the provisions of any all Approvals, and the terms and conditions of this Lease, insofar as same relate to the release, maintenance, use, keeping in place, transportation, disposal or generation of Hazardous Matter, including those pertaining to reporting, licensing, permitting, health and safety of persons, investigation, remediation, and disposal .

              "Environmental Damages": All liabilities, injuries, losses, claims, damages (whether special, consequential or otherwise), settlements, attorneys' and consultants' fees, fines and penalties, interest and expenses, and costs of environmental site investigations, reports and cleanup, including costs incurred in connection with: any investigation or assessment of site conditions or of health of persons using the Building or Property; risk assessment and monitoring; any cleanup, remedial, removal or restoration work required by any governmental agency or recommended by Landlord's environmental consultant; any decrease in value of the Property; any damage caused by loss or restriction of rentable or usable space in the Property; or any damage caused by adverse impact on marketing or financing of the Property.

20.   MISCELLANEOUS PROVISIONS
---   ------------------------

20.1. CONSENT/WAIVERS.

No consent or waiver, express or implied, by the Landlord to or of any breach in the performance by the Tenant of its agreements hereunder shall be construed as a consent or waiver to or of any other breach in the performance by the Tenant of the same or any other agreement. No acceptance by the Landlord of any rent or other payment hereunder, even with the knowledge of any such breach, shall be deemed a waiver thereof nor shall any acceptance of rent or other such payment in a lesser amount than is herein required to be paid by the Tenant, regardless of any endorsement on any check or any statement in any letter accompanying the payment of the same, be construed as an accord and satisfaction or in any manner other than as a payment on account by the Tenant. No reference in this Lease to any assignee, sublessee, licensee or concessionaire, or acceptance by the Landlord from other than the Tenant of any payment due hereunder shall be construed as a consent by the Landlord to any assignment or subletting by the Tenant, or to give to the Tenant any right to permit another to occupy any portion of the Premises except as herein expressly provided. No waiver by the Landlord in respect of any one tenant shall constitute a waiver with respect to any other tenant. Failure on the part of the Landlord to complain of any action or nonaction on the part of the Tenant or to declare the Tenant in default, no matter how long such failure may continue, shall not be deemed to be a waiver by the Landlord of any of its rights hereunder.

20.2. DISPUTED PAYMENTS.

If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of the party making such payment to institute suit to recover such payment. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease; if at any time a dispute shall arise between the parties hereto as to any work to be performed by either of them under the provisions hereof, the party against whom the obligation to perform the work is asserted may perform such work and pay the cost thereof "under protest" and the performance of such work shall in no event be regarded as a voluntary performance and there shall survive the right on the part of said party to institute suit for the recovery of the cost of such work. If it shall be adjudged that there was no legal obligation on the part of said party to perform the same or any part thereof and that there was a legal obligation on the other party to perform same, said party who performed same shall be entitled to recover the cost of such work or the cost of so much thereof as said party was not legally required to perform under the provisions of this Lease and which the other party was legally required to perform.

20.3. FORCE MAJEUR.

The Landlord shall not be liable for a delay or failure in the co commencement, performance or completion of any of its obligations hereunder where such delay or failure is attributable to Unavoidable Delays.

20.4. QUIET ENJOYMENT.

Landlord agrees that, upon Tenant's paying the rent and performing and observing the agreements, obligations and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises during the Term of this Lease without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the rights of holders of present and future Mortgages, and to the terms and provisions of this Lease.

20.5.  HOLDING OVER.

If the Tenant continues to occupy the Premises after the termination of this Lease, it shall have no more rights than a tenant by sufferance, but shall be liable for 150% of aggregate rent (as defined in Section 17.3) during such occupancy and shall be liable for any loss or expense incurred by Landlord due to such holding over. Nothing in this Section shall be construed to permit such holding over.

20.6.  VACATING.

Neither the vacating of the Premises by Tenant nor the delivery of keys to or the acceptance of keys by the Landlord or any employees or agents of Landlord shall operate as a termination of this Lease or a surrender or an acceptance of surrender of the Premises.

20.7.  LATE PAYMENTS.

       20.7. 1. In the event any rent (whether Fixed Rent or additional rent) or any other payments due from Tenant under this Lease are not paid when due, then Tenant shall pay to Landlord, as additional rent, interest on such overdue amounts from the date such amounts become due to the date on which same are paid (the "delinquency period") at an interest rate equal to the Default Interest Rate with respect to the delinquency period (such Default Interest Rate to be recalculated, if appropriate, for each day during the delinquency period).

       20.7.2. If, during the Term, Landlord receives a check from Tenant which is returned by Tenant's bank for insufficient funds or are otherwise returned unpaid, if Landlord so elects, all checks thereafter shall be either bank certified, cashiers' or treasurer's checks. All bank charges resulting from any returned checks, together with a reasonable service charge for the administrative and overhead expenses of Landlord, shall be paid by Tenant as additional rent hereunder.

20.8.  WAIVER OF COUNTERCLAIMS.

If Landlord commences any summary proceeding for nonpayment of Fixed Rent, additional rent or any other payments due hereunder, Tenant hereby waives the right to interpose any counterclaim of whatever nature or description in any such proceeding, other than compulsory counterclaims; provided, however, that Tenant shall have the right to bring a separate action against Landlord to the extent otherwise allowed under this Lease as long as Tenant does not attempt to have such action joined or otherwise consolidated with Landlord's summary proceeding.

20.9.  CONSENTS.

Except as otherwise specifically provided in this Lease, any consent or approval to be given by Landlord under this Lease may be withheld or denied at Landlord's sole and absolute discretion. Whenever in this Lease the consent or approval of Landlord is required, and it is specifically provided that such consent or approval is not to be unreasonably withheld, delayed or conditioned, but nevertheless Landlord shall refuse or delay or condition such consent or approval, Tenant shall not be entitled to make any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by any setoff, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or delayed or conditioned its consent or approval; and Tenant! s sole remedy in such circumstances shall be an action or proceeding for specific performance, injunctive relief or declaratory judgment.

20.10. BINDING EFFECT; PARTIES; LANDLORD LIABILITY.

       20.10.1. The conditions in this Lease contained to be kept and performed by the parties hereto shall be binding upon and inure to the benefit of said respective parties, their heirs, legal representatives, successors and assigns; provided, however, nothing in this Section shall be construed to permit any assignment by Tenant, except in accordance with the terms of this Lease, and no assignee of Tenant shall have any rights hereunder unless the assignment was accomplished in accordance with this Lease.

       20.10.2. Wherever in this Lease reference is made to either of the parties, it shall be held to include and apply to the heirs, legal representatives, successors and assigns of such party as if in each case so expressed, unless the context requires otherwise and regardless of the number or gender of such party. Notwithstanding the foregoing provisions of this Section, the term "Landlord" as used in this Lease means only the owner for the time being of the Premises, so that in the event of any sale or sales of the Premises or of this Lease the Landlord shall be and hereby is entirely released of all covenants and obligations of the Landlord hereunder.

       20.10.3. If the Landlord shall at anytime bean individual, joint venture, tenancy in common, firm, company, corporation, partnership (general, limited or limited liability), trust or trustees of a trust, it is specifically understood and agreed that there shall be no personal liability of the Landlord or any joint venturer, tenant, member, manager, shareholder, director, officer, partner (general or limited), trustee, beneficiary or holder of any ownership interest, under any of the provisions hereof or arising out of the use or occupation of the Premises by Tenant. In the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of the Landlord in the Premises for the satisfaction of Tenant's remedies, and it is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions, warranties and obligations of this Lease shall in no event exceed the loss of such equity interest. It is further understood and agreed that the liability of any party who is a Landlord (whether the original Landlord or any successor Landlord) shall be limited to defaults occurring or arising during the period for which such party shall have been a Landlord, and such party shall not be liable for defaults occurring or arising at any time before such party obtained its interest as lessor or after such party disposed of its interest as lessor.

20.11. NOTICE OF LEASE.

Landlord and Tenant each agree upon request of the other to execute and deliver to the other a notice of lease or short form of lease suitable for recording and setting forth the name of the Landlord and the Tenant, the term of the Lease and an appropriate description of the Premises. No copy of this Lease or any portion hereof shall be recorded in any Registry of Deeds or Land Court Registry District.

20.12. BROKERS.

Tenant warrants and represents that it has dealt with no broker in connection with the consummation of this Lease except the Broker, and in the event of any brokerage claims against Landlord predicated upon dealings by Tenant with any broker except the Broker, Tenant agrees to defend the same and indemnify and hold Landlord harmless against any such claim.

20.13. GENERAL PROVISIONS.

       20.13.1. If any provision of this Lease or the application thereof to any person or circumstance shall be to any extent invalid or unenforceable, the remainder of this Lease and the application to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

       20.13.2. This Lease shall constitute the only agreement between the parties relative to the Premises and no oral statements and no prior written matter not specifically incorporated herein shall be of any force or effect. In entering into this Lease, the Tenant relies solely upon the representations and agreements contained herein. This agreement shall not be modified except by writing executed by both parties.

       20.13.3. In no case shall mention of specific instances under a more general provision be construed to limit the generality of said provision.

       20.13.4. The section and article headings throughout this instrument, if any, are for convenience and reference only, and the words contained therein shall in no way be held to limit, define or describe the scope or intent of this Lease or in any way affect this Lease.

       20.13.5. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted.

       20.13.6. Landlord and Tenant agree that time is of the essence of this Lease.

       20.13.7. If more than one party is lessee hereunder, the obligations of Tenant hereunder shall be joint and several.

       20.13.8. Employees or agents of the Landlord have no authority to make or agree to make a Lease or any other agreement in connection herewith. The submission of this document or a summary of some or all of its provisions for examination and negotiation does not constitute an option to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both parties. Executed under seal, in multiple counterparts, as of Lease Date.

TENANT:

MAXWELL SHOE COMPANY, INC.



By:
   --------------------------------------
Name:  Maxwell V. Blum
Title: Chairman, Chief Executive Officer


LANDLORD:



-----------------------------------------
John H. Finley, III
as Trustee of
Brockton Oak Real Estate Trust
and not Individually